Exhibit 32.2
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of NiSource Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald E. Brown, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald E. Brown
Donald E. Brown
Executive Vice President, Chief Financial Officer, and President of NiSource Corporate Services

Date:	August 5, 2020